Exhibit 99.2

Ocean Power Technologies Successfully Demonstrates Counter Unmanned Underwater Vehicle Capability

Results of Successful Demonstrations will be presented at the International Mine Warfare Technology Symposium

MONROE TOWNSHIP, NJ, May 14, 2024- Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in innovative and cost-effective low-carbon marine power, data, and service solutions, today announced it has completed successful demonstrations of a Counter Unmanned Underwater Vehicle (“CUUV”) WAM-V capability. Recent demonstrations at the Navy League’s Sea Air Space Exhibition and the Association for Uncrewed Vehicle Systems International’s Pacific Pivot Event successfully showcased the ability to detect multiple underwater threats, including, singular and swarming micro Autonomous Underwater Vehicle (“AUV”).

The results of these successful field demonstrations along with the Detect to Engage Mine Countermeasures (MCM) USV capability will be presented by OPT’s Chief Commercial Officer, Matt Burdyny, at the International Mine Warfare Technology Symposium taking place in San Diego on 21 -23 May. This solution puts OPT into the unique position of offering an affordable commercial off the shelf (COTS) Uncrewed Surface Vehicles (USV) solution that is capable of serving the mission of the Department of Defense’s Replicator Initiative.

Mr. Burdyny expressed his enthusiasm about this milestone, stating, “These field demonstrations further solidify the operational capability of our COTS WAM-V solution with the objective of keeping our warfighter safe and removing the man from the minefield. This capability represents a potential order of magnitude cost reduction feature to our services. I am excited to present the results of our demonstrations at the forthcoming Mine Warfare meetings in San Diego, and advance our ability to deliver solutions where they’re needed the most. “

For additional information about OPT and its services, please visit our website Ocean Power Technologies.

ABOUT OCEAN POWER TECHNOLOGIES

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

FORWARD-LOOKING STATEMENTS:

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties, including the ultimate commercial success of the CUUV capability and associated COTS WAM-V solution and the conversion of potential customers to contracts and the realization of the potential revenue thereunder. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Contact Information

Investors: 203-561-6945 or investorrelations@oceanpowertech.com

Media: 609-730-0400 x402 or MediaRelations@oceanpowertech.com